SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      __________________________________

                                  FORM 8-K/A

                                Amendment No. 1

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                      __________________________________

Date of Report November 9, 1995                Commission file number 1-8459


                             New Plan Realty Trust
              (Exact name of registrant as specified in charter)

      Massachusetts                                    13-1995781
 ______________________                      _______________________________
(State of Incorporation)                    (IRS Employer Identification No.)

             1120 Avenue of the Americas, New York, New York 10036
             _____________________________________________________
                   (Address of principal executive offices)

                                (212) 869-3000
                         ____________________________
                        (Registrant's telephone number)

The undersigned registrant hereby amends (i) item 5, and (ii) the following information contained in Item 7 - Financial Statements and Exhibits of its Current Report on Form 8-K, dated October 20, 1995:

     New Plan Realty Trust and Subsidiaries - Pro forma condensed consolidated financial statements (unaudited):

     a. Pro forma condensed consolidated statement of income for the year ended July 31, 1995.

     b.   Pro forma condensed consolidated balance sheet as of July
          31, 1995.

     c. Notes to pro forma condensed consolidated financial statements.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NEW PLAN REALTY TRUST
                                       (Registrant)

                                   By:/s/ Michael I. Brown
                                      _____________________________________
                                        Michael I. Brown
                                        Chief Financial Officer, Controller
Dated:  November 9, 1995

Item 5.       Other Events

              The Trust has recently entered into a contract to purchase nine shopping centers with approximately 1,679,000 gross rentable square feet for an aggregate purchase price of approximately $126 million, $88 million of which will be paid in cash and $38 million of which will be paid by assuming or taking subject to existing non-recourse mortgages. The acquisition, which is anticipated to close in November 1995, will increase the gross rentable square feet in the Trust's retail portfolio to approximately 17,700,000 gross rentable square feet. Although the Trust has completed a substantial portion of its due diligence review, there can be no assurance that these properties will be purchased. Based upon information provided to the Trust by the sellers in the acquisition, set forth below is certain relevant information regarding the properties to be purchased in the acquisition.

                     Gross
                    Rentable                 Occupancy
                     Square    Year            As of
Property              Feet     Built Acres October 15, 1995  Major Tenants
--------            --------   ----- ----- ----------------  --------------

Delta Center
Lansing, MI          173,619   1985    16        95%      Service Merchandise
                                                          Pet Food
                                                          TJ Maxx
                                                          Kids 'R Us

Farmington Crossing
Farmington, MI        84,310   1985     8         93%     Farmer Jack
                                                          Perry Drug

Fashion Corners
Saginaw, MI          188,933   1986    15        94%      Kids 'R Us
                                                          TJ Maxx
                                                          Best Products
                                                          Best Buy

Genessee Crossing
Flint, MI            119,006   1988    10        99%      Burlington Coat
							    Factory

Hall Road Crossing
Shelby, MI           176,000   1985    27        93%      Michaels
                                                          TJ Maxx
                                                          Pet Food
                                                          Gander Mountain

Hampton Village
  Centre
Rochester Hills, MI  460,268   1990    91        96%      Farmer Jack
                                                          TJ Maxx
                                                          Dunham's
                                                          Office Max
                                                          Builders Square
                                                          Star Theatre
                                                          Michaels
                                                          Barnes & Noble

Westland Crossing
Westland, MI         134,557    1985   20        90%     Marshall's
                                                         Franks

Walkill Plaza
Middletown, NY       203,234    1986   24        86%     Shop-Rite
                                                         Bradlee's(1)
                                                         Rite Aid

Midway Crossing
Elyria, OH           138,817    1986   15        100%    Dunham's
                                                         TJ Maxx
                                                         US Merchandise
==============================================================================

(1) Bradlee's recently filed a petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code. The purchase contract for the acquisition provides that if the Bradlee's lease is rejected in bankruptcy, the aggregate purchase price for the acquisition will be reduced by $1.2 million.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and Pro
                         Forma Financial Information

          1. Report of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated October 18, 1995.

          2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended July 31, 1995.

          3. In addition, the following pro forma financial information is provided to reflect all Properties acquired:

              (i) New Plan Realty Trust and Subsidiaries - Information Pursuant to Rule 3-14 of Regulation S-X.

              (ii) New Plan Realty Trust and Subsidiaries - Pro forma condensed consolidated financial statements (unaudited):

                    (a) Pro forma condensed consolidated statement of income for the year ended July 31, 1995.

                    (b) Pro forma condensed consolidated balance sheet as of July 31, 1995.

                    (c) Notes to pro forma condensed consolidated financial statements.

     c.   Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Public Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                         INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Wallkill Plaza, Midway Crossing, Delta Center, Fashion Corners, Genesee Crossing, Westland Crossing, Farmington Crossroads, Hall Road Crossing, and Hampton Village Centre (the "Properties") for the year ended July 31, 1995. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler, Bergsman & Co., LLP
New York, New York
October 18, 1995

                          CERTAIN PROPERTIES ACQUIRED
         HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING EXPENSES
                       FOR THE YEAR ENDED JULY 31, 1995
                                (In Thousands)




Rental Income                                        $19,218

     Repairs and maintenance           $2,357
     Real estate taxes                  2,664
     Other operating expenses             780
                                       ______
                                                       5,801
                                                     _______

Excess of revenues over
  certain operating expenses                         $13,417
                                                     =======




NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of Wallkill Plaza, Midway Crossing, Delta Center, Fashion Corners, Genesee Crossing, Westland Crossing, Farmington Crossroads, Hall Road Crossing, and Hampton Village Centre (the "Properties") while under ownership previous to New Plan Realty Trust. All of the Properties are shopping centers.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for the years ended July 31 under existing commercial operating leases at the shopping centers being reported on are approximately as follows (in thousands):

             1996 -  $12,878              1999 - $9,322
             1997 -   11,182              2000 -  7,992
             1998 -   10,075        thereafter - 47,887

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
              INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X

Part I   MANAGEMENT ASSESSMENT

         Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable net income and funds generated from the operation of the acquired Properties for the year ended July 31, 1995 based on the Historical Summary of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)
_______________________

Operating income before depreciation expense                  $ 13,417

Less:

Estimated depreciation                                           2,520
                                                              ________
Estimated taxable operating income                            $ 10,897
                                                              ========

Estimates of funds generated:
_______________________
Estimated taxable operating income                            $ 10,897

Add:  Estimated depreciation                                     2,520
Estimate of funds generated                                   $ 13,417
_______________________

b. Estimated taxable income for New Plan Realty Trust (including the Properties) for the year ended July 31, 1995 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
           NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                          CERTAIN PROPERTIES ACQUIRED
                                  (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     The following unaudited pro forma condensed consolidated balance sheet at July 31, 1995 reflects the acquisition of the Properties as if the transaction had occurred on that date.

     The pro forma condensed consolidated statement of income for the year ended July 31, 1995 reflects the acquisition of the Properties as if the transaction had occurred on August 1, 1994. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of the Properties.

     The acquisition cost will be financed by the assumption of mortgages aggregating approximately $38 million, the proceeds from a public offering of shares of beneficial interest registered under a shelf registration statement and for which a prospectus supplement has been filed, and cash on hand.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statement of income may not be indicative of the results that would have actually occurred had the acquisition been made on the date indicated. Also, it may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1995 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1995).

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                           YEAR ENDED JULY 31, 1995

                  (In thousands except for per share amounts)

                                      HISTORICAL     PRO FORMA
                         AS REPORTED  ACQUISITION(2) ADJUSTMENTS    PRO FORMA
                         ___________  ______________ ___________    _________

Rental Revenues            $126,448      $19,218                     $145,666
Interest And Dividends        4,128                     (336)  (3,4)    3,792
                           __________________________________        ________
                            130,576       19,218        (336)         149,458
Operating Expenses           43,343        5,801                       49,144
Depreciation Expense         15,055                    2,520   (3,5)   17,575
Interest Expense              7,174                    3,524   (3,4)   10,698
                           __________________________________        ________
                             65,004       13,417      (6,380)          72,041
Other Deductions              2,516                                     2,516
Other Income                    228                                       228
                           __________________________________        ________
Net Income                  $62,716       13,417      (6,380)          69,753
                           ==================================        ========

Net Income Per Share          $1.19                                     $1.23
Average Shares Outstanding   52,894                    4,000           56,894


See Accompanying Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              AS OF JULY 31, 1995
                                (In Thousands)



                                                  PRO FORMA
                                  AS REPORTED     ADJUSTMENTS(1)    PRO FORMA
                                  ___________     ______________    _________

ASSETS:

  REAL ESTATE                       $701,074         $126,000        $827,074
  CASH, CASH EQUIVALENTS,
  MARKETABLE SECURITIES
  AND OTHER INVESTMENTS               80,813          (8,390)          72,423
  OTHER                               14,749                           14,749
                                    ________         ________        ________

    TOTAL ASSETS                    $796,636         $117,610        $914,246
                                    ========         ========        ========

LIABILITIES:

  MORTGAGES PAYABLE                 $ 27,295         $ 37,590        $ 64,885
  NOTES PAYABLE                      179,357                          179,357
  OTHER LIABILITIES                   19,455                           19,455
                                    ________         ________        ________
                                     226,107           37,590         263,697
SHAREHOLDERS' EQUITY                 570,529           80,020         650,549
                                    ________         ________        ________

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                $796,636         $117,610        $914,246
                                    ========         ========        ========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
                  NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (UNAUDITED)


1. Represents the acquisition of the Properties for cash to be obtained from the issuance (the "Offering") by the Trust of 4,000,000 million common shares of beneficial interest at a price of $20.00 per share, net of offering costs (based on an offering price of $21.25 per share (the closing price of the common shares of beneficial interest on the New York Stock Exchange on November 8, 1995)), pursuant to the Trust's Shelf Registration Statement on Form S-3, as amended (Registration No. 33-61383), the assumption of existing debt in connection with the purchase of two of the Properties, and cash on hand.

2.   Amounts as reported have been adjusted by historical results.

3. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended July 31, 1995 includes adjustments to interest income and interest and depreciation expense to reflect the acquisition of the Properties as if they had been acquired on August 1, 1994. (See Notes 4 and 5.)

4. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended July 31, 1995 include interest expense relating to the mortgages being used to finance a portion of the purchase price and a reduction in interest income due to the use of cash on hand. The interest rate used for calculating the interest expense was 9.375%, representing the interest rate on the mortgages. The interest rate used for calculating the reduction in interest income was 4%, representing the average rate of interest earned on the Trust's cash balances.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

                                 EXHIBIT INDEX



Exhibit Number                         Description                      Page

     23                       Consent of Independent Accountants

                                                           EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS



          We consent to the incorporation by reference in the registration statements of New Plan Realty Trust on Forms S-3 (File Nos. 33-58596, 33-61383 and 33-60315) and on Forms S-8 (33-57946 and 33-59077) of our report dated October 18, 1995, on our audit of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by New Plan Realty Trust (the "Trust") for the year ended July 31, 1995, which is included in this Form 8-K/A - Amendment No. 1 of the Trust dated November 9, 1995.



                                        EICHLER, BERGSMAN & CO., LLP


New York, New York
November 9, 1995